Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On December 31, 2013, based on a PUCO order which approved corporate separation of generation assets, OPCo transferred its generation assets and liabilities at net book value to AGR, a subsidiary of AEP.  The following unaudited pro forma consolidated income statements and balance sheet are based on the historical financial statements of OPCo as previously filed.  The resulting pro forma financial statements reflect OPCo’s transfer of generation assets and liabilities and OPCo’s remaining transmission and distribution operations.  The unaudited pro forma financial statements are presented for comparative purposes only and are not intended to be indicative of the balance sheet or statements of income which would have been realized had the transfer of OPCo generation assets and liabilities been consummated as of the date or during the periods for which the unaudited pro forma financial statements are presented or for any future period or date.

OHIO POWER COMPANY AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
For the Nine Months Ended September 30, 2013
(in thousands)

		Pro Forma
	Historical	Corporate Separation		Pro Forma
	OPCo	Adjustments		OPCo
REVENUES
Electric Generation, Transmission and Distribution	$2,710,990	$(373,900)	(a)	$2,337,090
Sales to AEP Affiliates	873,850	(805,362)	(b)	68,488
Other Revenues - Affiliated	18,138	(18,138)	(c)	-
Other Revenues - Nonaffiliated	12,982	(10,136)	(c)	2,846
TOTAL REVENUES	3,615,960	(1,207,536)		2,408,424

EXPENSES
Fuel and Other Consumables Used for Electric Generation	1,158,389	(1,158,389)	(d)	-
Purchased Electricity for Resale	114,911	64,376	(e)	179,287
Purchased Electricity from AEP Affiliates	257,540	706,940	(e)	964,480
Other Operation	481,417	(142,757)	(f)	338,660
Maintenance	218,962	(127,489)	(f)	91,473
Asset Impairments and Other Related Charges	154,304	(154,304)	(f)	-
Depreciation and Amortization	289,472	(148,459)	(f)	141,013
Amortization of Generation Deferrals	-	85,191	(g)	85,191
Taxes Other Than Income Taxes	310,285	(50,627)	(f)	259,658
TOTAL EXPENSES	2,985,280	(925,518)		2,059,762

OPERATING INCOME	630,680	(282,018)		348,662

Other Income (Expense):
Interest Income	3,165	(1,841)	(h)	1,324
Carrying Costs Income	9,833	-		9,833
Allowance for Equity Funds Used During Construction	2,853	-		2,853
Interest Expense	(142,487)	43,007	(i)	(99,480)

INCOME BEFORE INCOME TAX EXPENSE	504,044	(240,852)		263,192

Income Tax Expense	174,313	(82,360)	(j)	91,953

NET INCOME	$329,731	$(158,492)		$171,239

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

OHIO POWER COMPANY AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
For the Year Ended December 31, 2012
(in thousands)

		Pro Forma
	Historical	Corporate Separation		Pro Forma
	OPCo	Adjustments		OPCo
REVENUES
Electric Generation, Transmission and Distribution	$4,022,116	$(601,714)	(a)	$3,420,402
Sales to AEP Affiliates	847,294	(795,083)	(b)	52,211
Other Revenues - Affiliated	39,401	(39,401)	(c)	-
Other Revenues - Nonaffiliated	19,385	(14,905)	(c)	4,480
TOTAL REVENUES	4,928,196	(1,451,103)		3,477,093

EXPENSES
Fuel and Other Consumables Used for Electric Generation	1,471,316	(1,471,316)	(d)	-
Purchased Electricity for Resale	205,845	(44,856)	(e)	160,989
Purchased Electricity from AEP Affiliates	380,706	1,362,005	(e)	1,742,711
Other Operation	669,981	(270,452)	(f)	399,529
Maintenance	319,324	(188,272)	(f)	131,052
Asset Impairments and Other Related Charges	287,031	(287,031)	(f)	-
Depreciation and Amortization	511,070	(347,514)	(f)	163,556
Amortization of Generation Deferrals	-	47,552	(g)	47,552
Taxes Other Than Income Taxes	405,976	(71,082)	(f)	334,894
TOTAL EXPENSES	4,251,249	(1,270,966)		2,980,283

OPERATING INCOME	676,947	(180,137)		496,810

Other Income (Expense):
Interest Income	3,536	(195)	(h)	3,341
Carrying Costs Income	16,942	-		16,942
Allowance for Equity Funds Used During Construction	3,492	-		3,492
Interest Expense	(213,100)	83,844	(i)	(129,256)

INCOME BEFORE INCOME TAX EXPENSE	487,817	(96,488)		391,329

Income Tax Expense	144,283	(8,922)	(j)	135,361

NET INCOME	$343,534	$(87,566)		$255,968

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

OHIO POWER COMPANY AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
ASSETS
September 30, 2013
(in thousands)

		Pro Forma
	Historical	Corporate Separation		Pro Forma
	OPCo	Adjustments		OPCo
CURRENT ASSETS
Cash and Cash Equivalents	$4,341	$-		$4,341
Advances to Affiliates	10,126	361,697	(a)	371,823
Accounts Receivable:
Customers	83,382	(32,249)	(b)	51,133
Affiliated Companies	147,471	(90,704)	(b)	56,767
Accrued Unbilled Revenues	38,753	-		38,753
Miscellaneous	6,683	(1,820)	(b)	4,863
Allowance for Uncollectible Accounts	(26,966)	7	(b)	(26,959)
Total Accounts Receivable	249,323	(124,766)	(b)	124,557
Fuel	251,888	(251,888)	(c)	-
Materials and Supplies	173,397	(120,969)	(c)	52,428
Risk Management Assets	34,178	(32,596)	(d)	1,582
Accrued Tax Benefits	947	-		947
Prepayments and Other Current Assets	50,199	11,401	(e)	61,600
TOTAL CURRENT ASSETS	774,399	(157,121)		617,278

PROPERTY, PLANT AND EQUIPMENT
Electric:
Generation	8,392,967	(8,392,967)	(f)	-
Transmission	2,034,958	(51,532)	(f)	1,983,426
Distribution	3,815,303	-		3,815,303
Other Property, Plant and Equipment	566,007	(184,423)	(f)	381,584
Construction Work in Progress	440,199	(226,243)	(f)	213,956
Total Property, Plant and Equipment	15,249,434	(8,855,165)		6,394,269
Accumulated Depreciation and Amortization	5,220,979	(3,232,826)	(g)	1,988,153
TOTAL PROPERTY, PLANT AND EQUIPMENT – NET	10,028,455	(5,622,339)		4,406,116

OTHER NONCURRENT ASSETS
Regulatory Assets	1,455,176	-		1,455,176
Securitized Transition Assets	136,566	-		136,566
Long-term Risk Management Assets	28,594	(28,594)	(d)	-
Deferred Charges and Other Noncurrent Assets	133,024	(53,295)	(h)	79,729
TOTAL OTHER NONCURRENT ASSETS	1,753,360	(81,889)		1,671,471

TOTAL ASSETS	$12,556,214	$(5,861,349)		$6,694,865

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

OHIO POWER COMPANY AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
LIABILITIES AND COMMON SHAREHOLDER'S EQUITY
September 30, 2013

		Pro Forma
	Historical	Corporate Separation		Pro Forma
	OPCo	Adjustments		OPCo
		(in thousands)
CURRENT LIABILITIES
Advances from Affiliates	$1,063	$(1,063)	(i)	$-
Accounts Payable:
General	249,663	(138,615)	(j)	111,048
Affiliated Companies	99,322	101,164	(k)	200,486
Long-term Debt Due Within One Year – Nonaffiliated	553,516	(293,580)	(l)	259,936
Risk Management Liabilities	16,431	(16,409)	(d)	22
Accrued Taxes	261,496	(13,304)	(m)	248,192
Accrued Interest	54,603	(6,566)	(n)	48,037
Other Current Liabilities	201,018	(48,277)	(o)	152,741
TOTAL CURRENT LIABILITIES	1,437,112	(416,650)		1,020,462

NONCURRENT LIABILITIES
Long-term Debt – Nonaffiliated	2,945,058	(768,245)	(l)	2,176,813
Long-term Debt – Affiliated	200,000	(200,000)	(l)	-
Long-term Risk Management Liabilities	16,577	(16,577)	(d)	-
Deferred Income Taxes	2,489,349	(1,194,139)	(m)	1,295,210
Regulatory Liabilities and Deferred Investment Tax Credits	444,216	(10,148)	(p)	434,068
Deferred Credits and Other Noncurrent Liabilities	436,743	(323,249)	(q)	113,494
TOTAL NONCURRENT LIABILITIES	6,531,943	(2,512,358)		4,019,585

TOTAL LIABILITIES	7,969,055	(2,929,008)		5,040,047

COMMON SHAREHOLDER'S EQUITY
Common Stock – No Par Value:
Authorized – 40,000,000 Shares
Outstanding – 27,952,473 Shares	321,201	-		321,201
Paid-in Capital	1,744,099	(1,070,744)	(r)	673,355
Retained Earnings	2,658,562	(2,005,608)	(r)	652,954
Accumulated Other Comprehensive Income (Loss)	(136,703)	144,011	(s)	7,308
TOTAL COMMON SHAREHOLDER’S EQUITY	4,587,159	(2,932,341)		1,654,818

TOTAL LIABILITIES AND COMMON
SHAREHOLDER'S EQUITY	$12,556,214	$(5,861,349)		$6,694,865

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

1.  BASIS OF PRESENTATION

In October 2012, the PUCO issued an order which approved the corporate separation of OPCo’s generation assets, including the transfer of OPCo’s generation assets and associated liabilities at net book value to AGR.  On December 31, 2013, OPCo transferred all of its generation assets and associated liabilities to AGR.  In accordance with the FERC and PUCO orders, OPCo remains responsible to provide power to OPCo customers who have not switched electric providers.  Effective January 1, 2014, OPCo will purchase power from both AGR and nonaffiliated entities, subject to auction requirements, to meet the energy and capacity needs of customers.  OPCo will sell the power and capacity to these remaining retail customers at PUCO-approved rates through May 31, 2015.

Also on December 31, 2013, subsequent to the transfer of OPCo’s generation assets to AGR, AGR transferred at net book value its two-thirds ownership (867 MW) in Amos Plant, Unit 3 to APCo and transferred at net book value a one-half interest (780 MW) in the Mitchell Plant to KPCo.  The transfer of these generation assets and associated liabilities was approved by the Virginia State Corporation Commission and the Public Service Commission of West Virginia with respect to the Amos Plant and the Kentucky Public Service Commission with respect to the Mitchell Plant.

In connection with corporate separation of OPCo’s generation assets, OPCo sold the majority of its assets related to its wholly-owned subsidiary, Conesville Coal Preparation Company (CCPC) in April 2013.  Also in preparation for corporate separation, OPCo transferred its ownership of Cook Coal Terminal (CCT) to AEGCo in August 2013.  The results of operations for CCPC and CCT were eliminated from OPCo’s pro forma income statements.

OPCo’s unaudited financial statements reflect the pro forma impact of the transfers of generation assets and related liabilities described above.   The unaudited pro forma balance sheet as of September 30, 2013 depicts the impact of the asset transfers as if the transactions had occurred on September 30, 2013. The unaudited pro forma statements of income for the nine months ended September 30, 2013 and the year ended December 31, 2012 depict the pro forma impact of the asset transfers as if the transactions had occurred on January 1, 2012. The pro forma financial statements have been prepared for comparative purposes only and do not purport to be indicative of future results of operations or financial condition.  In OPCo’s pro forma income statements and balance sheet, the “Pro Forma OPCo” column represents OPCo’s remaining transmission and distribution operations following corporate separation.

2.	PRO FORMA ADJUSTMENTS

The following adjustments for the unaudited pro forma income statements and balance sheet reflect the impact of OPCo’s distribution of its generation net assets on previously filed income statements for the year ended December 31, 2012 and nine months ended September 30, 2013 and balance sheet as of September 30, 2013.

Pro Forma Financial Statement Adjustments

The following income statement adjustments generally relate to OPCo’s distribution of generation assets to AGR:

(a)	Primarily reflects the elimination of off-system revenues related to the sale of electric generation and capacity.
(b)	Reflects the elimination of capacity and energy settlement revenues under the Interconnection Agreement.
(c)	Primarily reflects the elimination of revenues related to both OPCo’s Cook Coal Terminal division and OPCo’s Conesville Coal Preparation Company.
(d)	Reflects the elimination of fuel expenses related to the generation of power.
(e)	Reflects purchased power from generation assets that was previously eliminated in OPCo’s consolidated financial statements.
(f)	Reflects the elimination of expenses related to transferred generation plants.
(g)	Reflects the amortization of deferred fuel and capacity costs under the non-bypassable Phase-in Recovery Rider and the non-bypassable Retail Stability Rider, respectively.
(h)	Reflects the elimination of nonaffiliated interest and dividend income.
(i)	Reflects the elimination of interest expense related to the assignment of generation-related long-term debt.
(j)	Reflects the elimination of income tax expense that is attributable to generation-related pretax book income.

The following balance sheet adjustments generally relate to OPCo’s distribution of generation assets to AGR:

(a)
Primarily reflects the addition of net advances to affiliates related to OPCo’s remaining transmission and distribution legal entity.  OPCo nets its advances to/from affiliates by legal entity.  The elimination of advances from affiliates related to its generation operations resulted in net advances to affiliates for OPCo’s transmission and distribution operations.

(b)	Reflects the distribution of net generation receivables, including the gross-up of certain previously-eliminated affiliated receivables.
(c)	Reflects the distribution of generation inventories.
(d)	Reflects the distribution of generation-related risk management assets/liabilities related to cash flow hedges.
(e)	Primarily reflects the distribution of net deferred income tax assets.
(f)	Reflects the distribution of property supporting generation operations.
(g)	Reflects the removal of accumulated depreciation related to generation operations.
(h)	Primarily reflects the distribution of generation-related benefit assets, deferred taxes and allowances.
(i)
Reflects the elimination of advances from affiliates related to OPCo’s generation operations and the subsequent adjustment of OPCo’s remaining net advances to affiliates related to transmission and distribution operations.  OPCo nets its advances to/from affiliates by legal entity.  The elimination of advances from affiliates related to its generation operations resulted in net advances to affiliates for OPCo’s transmission and distribution operations.

(j)	Reflects the distribution of nonaffiliated payables.
(k)	Primarily reflects an increase in affiliated payables for power purchased from AGR plus the gross-up of certain previously-eliminated affiliated payables.
(l)	Reflects the assignment of generation-related long-term debt.
(m)	Reflects the distribution of generation-related net tax liabilities.
(n)	Reflects the elimination of accrued interest as a result of the assignment of generation-related long-term debt.
(o)	Primarily reflects the distribution of generation-related payroll and benefits and lease obligations.
(p)	Primarily reflects the transfer of generation-related deferred investment tax credits.
(q)	Primarily reflects the distribution of generation-related asset retirement obligations, net benefit obligations and capital lease obligations.
(r)	Reflects the distribution of net generation assets.
(s)	Reflects the distribution of net benefit plan accumulated other comprehensive loss related to generation operations.

All regulatory assets and regulatory liabilities related to OPCo’s generation activities remain on OPCo’s balance sheet.  These regulatory assets and liabilities will be recovered/paid primarily through OPCo non-bypassable riders.

Included in the above pro forma adjustments, OPCo:

•	Reduced Long-term Debt – Nonaffiliated by $600 million due to the assignment of an existing term credit facility to AEP subsidiaries in the fourth quarter of 2013.
•	Reduced Long-term Debt – Nonaffiliated by $211 million and $86 million related to OPCo Pollution Control Bonds.
•	Reduced Long-term Debt – Affiliated by $200 million which was subsequently retired in the fourth quarter of 2013.
•	Reduced Long-term Debt – Nonaffiliated by $115 million due to the subsequent assignment of certain OPCo Pollution Control Bonds to AGR in the fourth quarter of 2013.
•	Reduced Long-term Debt – Nonaffiliated by $50 million related to OPCo Pollution Control Bonds which were subsequently retired in the fourth quarter of 2013.

In December 2013, OPCo drew an additional $400 million on the existing $1 billion term credit facility and subsequently assigned $1 billion to AGR.  AGR then assigned $300 million and $200 million related to this facility to APCo and KPCo, respectively.

On December 31, 2013, rather than transferring $211 million and $86 million related to OPCo Pollution Control Bonds to AGR and APCo, respectively, OPCo received $211 million and $86 million of affiliated notes receivable from AGR and APCo, respectively, related to existing Pollution Control Bonds.

On December 31, 2013, $395 million and $65 million of OPCo’s reacquired Pollution Control Bonds, previously held in trust, were distributed to AGR and KPCo, respectively.

Income Taxes

OPCo joins in the filing of a consolidated federal income tax return with its affiliates in the AEP System.  The allocation of the AEP System’s current consolidated federal income tax to the AEP System companies allocates the benefit of current tax losses to the AEP System companies giving rise to such losses in determining their current tax expense.  The tax benefit of the Parent is allocated to its subsidiaries with taxable income.  With the exception of the loss of the Parent, the method of allocation reflects a separate return result for each company in the consolidated group.  The majority of the income tax receivables and payables related to OPCo’s generation activities prior to December 31, 2013 will remain on OPCo’s balance sheet.  These receivables and payables are the responsibility of OPCo.